Fees Summary	Aug. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,532,689.46
Previously Paid Amount	0.00
Total Fee Amount	349.76
Total Offset Amount	0.00
Net Fee	$ 349.76